Exhibit 10.1

SECOND AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of June 17, 2016, by and between OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time including Oxford in its capacity as a Lender and SILICON VALLEY BANK, a California corporation with an office located at 3003 Tasman Drive, Santa Clara, CA 95054 (“Bank” or “SVB”) (each a “Lender” and collectively, the “Lenders”), and ZOGENIX, INC., a Delaware corporation with offices located at 12400 High Bluff Drive, Suite 650, San Diego, California 92130 (“Borrower”).

RECITALS

A. Collateral Agent, Lenders and Borrower have entered into that certain Loan and Security Agreement dated as of December 30, 2014 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of April 23, 2015, the “Loan Agreement”).

B. Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Collateral Agent and Lenders (i) extend additional credit to Borrower and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Collateral Agent and Lenders have agreed to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 2.2 (Term Loan). Section 2.2 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“2.2 Term Loans.

(a) Availability.

        (i) Subject to the terms and conditions of this Agreement, the Lenders, severally and not jointly, made term loans to Borrower on the Effective Date according to each Lender’s Term Loan Commitment as set forth on Schedule 1.1 hereto as in effect immediately prior to the Second Amendment Effective Date (such term loans are hereinafter referred to collectively as the “Original Term Loans”).

        (ii) Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, to make term loans to Borrower on the Second Amendment Effective Date as follows:

                1) SVB shall make a term loan to Borrower in an amount equal to Ten Million Dollars ($10,000,000.00) (the “SVB New Loan”).

                2) Oxford shall make a term loan to Borrower in an amount equal to One Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 66/100 Dollars ($1,666,666.66) (the “Oxford New Loan” and together with (X) the Obligations owing from Borrower to Oxford in respect of the Original Term Loans, including those certain Secured Promissory Notes dated December 30, 2014, with the current principal balances of (i) Four Million One Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($4,166,666.67) and (ii) Four Million One Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($4,166,666.67) and (Y) the SVB New Loan, each a “Term Loan” and collectively, the “Term Loans”). After repayment, no Term Loan may be re-borrowed.

        (b) Repayment. Borrower shall make monthly payments of interest only commencing on the first (1st) Payment Date following the Second Amendment Effective Date, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date. Borrower agrees to pay, on the Second Amendment Effective Date, any initial partial monthly interest payment otherwise due for the period between the Funding Date of such Term Loan and the first Payment Date thereof. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal, together with applicable interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.4(a), and (3) a repayment schedule equal to thirty (30) months. All unpaid principal and accrued and unpaid interest with respect to the Term Loan is due and payable in full on the Maturity Date. The Term Loan may only be prepaid in accordance with Sections 2.2(c) and 2.2(d).

        (c) Mandatory Prepayments. If the Term Loans are accelerated following the occurrence of an Event of Default, Borrower shall immediately pay to Lenders, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of: (i) all outstanding principal of the Term Loans plus accrued and unpaid interest thereon through the prepayment date, (ii) the Final Payment, (iii) the Prepayment Fee, (iv) the Termination Fee, plus (v) all other Obligations that are due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts. Notwithstanding (but without duplication with) the foregoing, on the Maturity Date, if the Final Payment had not previously been paid in full in connection with the prepayment of the Term Loans in full, Borrower shall pay to Collateral Agent, for payment to each Lender in accordance with its respective Pro Rata Share, the Final Payment in respect of the Term Loans.

        (d) Permitted Prepayment of Term Loans. Borrower shall have the option to prepay all, but not less than all, of the Term Loans advanced by the Lenders under this Agreement, provided Borrower (i) provides written notice to Collateral Agent of its election to prepay the Term Loans at least seven (7) Business Days prior to such prepayment, and (ii) pays to the Lenders on the date of such prepayment, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of (A) all outstanding principal of the Term Loans plus accrued and unpaid interest thereon through the prepayment date, (B) the Final Payment, (C) the Prepayment Fee, (D) the Termination Fee, plus (E) all other Obligations that are due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts.”

2.2 Section 2.3 (Revolving Advances). Section 2.3 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“2.3 Intentionally Omitted.”

2.3 Section 2.4 (Payment of Interest on the Credit Extensions). Section 2.4(a) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(a) Interest Rate. Subject to Section 2.4(b), the principal amount outstanding under the Term Loans shall accrue interest at a floating per annum rate equal to the Basic Rate, determined by Collateral Agent, which determination shall be conclusive absent manifest error, which interest shall be payable monthly in arrears in accordance with Sections 2.2(b) and 2.4(e). Interest shall accrue on each Term Loan commencing on, and including, the Funding Date of such Term Loan, and shall accrue on the principal amount outstanding under such Term Loan through and including the day on which such Term Loan is paid in full.”

2.4 Section 2.4 (Payment of Interest on the Credit Extensions). Section 2.4(c) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(c) 360-Day Year. Interest shall be computed on the basis of a three hundred sixty (360) day year, and the actual number of days elapsed.”

2.5 Section 2.5 (Secured Promissory Notes). Section 2.5 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“2.5 Secured Promissory Notes. The Term Loans shall be evidenced by Secured Promissory Notes in the form attached as Exhibit D hereto (other than any Original Term Loans not refinanced on the Second Amendment Effective Date, which shall be evidenced by Amended and Restated Secured Promissory Notes in the form attached as Exhibit E hereto) (each a “Secured Promissory Note”), and shall be repayable as set forth in this Agreement. Borrower irrevocably authorizes each Lender to make or cause to be made, on or about the Funding Date of any Credit Extension or at the time of receipt of any payment of principal on such Lender’s Secured Promissory Note, an appropriate notation on such Lender’s Secured Promissory Note Record reflecting the making of such Term Loan or (as the case may be) the receipt of such payment. Absent manifest error, the outstanding amount of each Term Loan set forth on such Lender’s Secured Promissory Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender’s Secured Promissory Note Record shall not limit or otherwise affect the obligations of Borrower under any Secured Promissory Note or any other Loan Document to make payments of principal of or interest on any Secured Promissory Note when due. Upon receipt of an affidavit of an officer of a Lender as to the loss, theft, destruction, or mutilation of its Secured Promissory Note, Borrower shall issue, in lieu thereof, a replacement Secured Promissory Note in the same principal amount thereof and of like tenor.”

2.6 Section 2.6 (Fees). Section 2.6 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“2.6 Fees. Borrower shall pay to Collateral Agent:

(a) Final Payment. The Final Payment, when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares;

(b) Prepayment Fee. The Prepayment Fee, when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares. For the sake of clarity, Lenders acknowledge that Borrower owes no prepayment fees with respect to the refinancing of the Original Term Loans on the Second Amendment Effective Date;

(c) Second Amendment Final Payment. A final payment, due on the Second Amendment Effective Date in connection with the Original Term Loans, in the amount of One Million Dollars ($1,000,000.00) (the “Second Amendment Final Payment”), payable to Oxford, in its capacity as a Lender, and SVB, in accordance with their respective Pro Rata Shares. For the sake of clarity, the Second Amendment Final Payment shall not reduce the Final Payment otherwise due in connection with Section 2.6(a) hereof;

        (d) Second Amendment Fee. An amendment fee, due on the Second Amendment Effective Date in connection with the Original Term Loans, in the amount of Twenty Five Thousand Dollars ($25,000.00) (the “Second Amendment Fee”), payable to Oxford, in its capacity as a Lender, and SVB, in accordance with their respective Pro Rata Shares. For the sake of clarity, Lenders acknowledge that this Second Amendment Fee is the “Amendment Fee” owed under Section 2.6(h) of the Agreement as in effect immediately prior to the Second Amendment Effective Date, and Borrower is not obligated to pay a separate fee for such “Amendment Fee”;

        (e) Revolving Line Commitment Fee. The Revolving Line Commitment Fee, as defined and effective prior to the Second Amendment Effective Date; in the amount of One Hundred Twenty-Eight Thousand Dollars ($128,000.00) (the “Revolving Line Commitment Fee”) of which Lenders acknowledge that Sixty-Four Thousand Dollars ($64,000.00) has been paid by Borrower to the Lenders prior to the Second Amendment Effective Date and the remaining Sixty-Four Thousand Dollars ($64,000.00) is due on the Second Amendment Effective Date, payable to Oxford, in its capacity as a Lender, and SVB, in accordance with their respective Pro Rata Shares;

        (f) Termination Fee. A fully earned, non-refundable Termination Fee (the “Termination Fee”) equal to Two Hundred Thousand Dollars ($200,000.00) to be shared between the Lenders pursuant to their respective Pro Rata Shares, which Termination Fee shall be due and payable upon the occurrence of a Liquidity Event or upon the early termination of this Agreement, whether as a result of acceleration, prepayment or otherwise; and

        (g) Lenders’ Expenses. All Lenders’ Expenses (including reasonable attorneys’ fees and expenses for documentation and negotiation of this Agreement) incurred through and after the Effective Date, when due.

Lenders hereby waive, and acknowledge that Borrower does not owe any obligation with respect to, the “Revolving Line Termination Fee” as defined in the Agreement as in effect immediately prior to the Second Amendment Effective Date.”

2.7 Section 3.2 (Conditions Precedent to all Credit Extensions). Section 3.2(d) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(d) Intentionally Omitted.”

2.8 Section 3.4 (Procedures for Borrowing of Revolving Advances). Section 3.4 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“3.4 Intentionally Omitted.”

2.9 Section 5.9 (Use of Proceeds). Section 5.9 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“5.9 Use of Proceeds. Borrower shall use the proceeds of the Credit Extensions solely as working capital and to fund its general business requirements, and to refinancing the Original Term Loans, in accordance with the provisions of this Agreement, and not for personal, family, household or agricultural purposes.”

2.10 Section 5.11 (Accounts Receivable). Section 5.11 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“5.11 Intentionally Omitted.”

2.11 Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2(a)(iii) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(iii) as soon as available after approval thereof by Borrower’s Board of Directors, but no later than thirty (30) days after approval by Borrower’s Board of Directors, Borrower’s annual financial projections for the entire current fiscal year as approved by Borrower’s Board of Directors, which such annual financial projections shall be set forth in a month-by-month format (such annual financial projections as originally delivered to Collateral Agent and the Lenders are referred to herein as the “Annual Projections”; provided that, any revisions of the Annual Projections approved by Borrower’s Board of Directors shall be delivered to Collateral Agent and the Lenders no later than seven (7) days after such approval);”

2.12 Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2(a)(ix) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(ix) Intentionally Omitted.”

2.13 Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2(a)(x) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(x) Intentionally Omitted.”

2.14 Section 6.6 (Operating Accounts). Section 6.6(a) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(a) Maintain Borrower’s and its Subsidiaries’ (other than Excluded Foreign Subsidiaries) primary Collateral Accounts (other than the Endo Account) with Bank or its Affiliates in accounts which are subject to a Control Agreement in favor of Collateral Agent, which Collateral Accounts (excluding, for the avoidance of doubt, the Endo Account) shall represent the greater of (i) Fifty Million Dollars ($50,000,000.00) or (ii) at least fifty percent (50%) of the dollar value of Borrower’s and such Subsidiaries accounts (other than the Endo Account) at all financial institutions; provided that, notwithstanding the foregoing, the amounts on deposit in such accounts with Bank or its Affiliates may represent less than Fifty Million Dollars ($50,000,000.00) so long as Borrower and its Subsidiaries (other than Excluded Foreign Subsidiaries) do not maintain any Collateral Account (other than the Endo Account) in the United States other than accounts with Bank or its Affiliates which are subject to a Control Agreement in favor of Collateral Agent.”

2.15 Section 6.10 (Minimum Cash). Section 6.10 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“6.10 Intentionally Omitted.”

2.16 Section 6.14 (Accounts Receivable). Section 6.14 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“6.14 Intentionally Omitted.”

2.17 Section 6.15 (Remittance of Proceeds). Section 6.15 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“6.15 Intentionally Omitted.”

2.18 Section 6.16 (Access to Collateral; Books and Records). Section 6.16 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“6.16 Intentionally Omitted.”

2.19 A new Section 8.13 hereby is added to the Loan Agreement to read as follows:

“8.13 Delisting. The shares of common stock of Borrower are delisted from NASDAQ Capital Market because of failure to comply with continued listing standards thereof or due to a voluntary delisting which results in such shares not being listed on any other nationally recognized stock exchange in the United States having listing standards at least as restrictive as the NASDAQ Capital Market.”

2.20 Section 13.1 (Definitions). The following terms and their respective definitions hereby are added or amended and restated in their entirety, as applicable, to Section 13.1 of the Loan Agreement as follows:

“Amortization Date” is February 17, 2018.

“Basic Rate” is with respect to the Term Loans, the per annum rate of interest (based on a year of three hundred sixty (360) days) equal to the greater of (i) seven percent (7.00%) and (ii) the sum of (a) the Prime Rate, as reported in The Wall Street Journal on the last Business Day of the month that immediately precedes the month in which the interest will accrue, plus (b) three and one-quarter percent (3.25%). Notwithstanding the foregoing, the Basic Rate for the Term Loan for the period from the Second Amendment Effective Date through and including June 30, 2016 shall be seven percent (7.00%).

“Credit Extension” is any Term Loan or any other extension of credit by Collateral Agent or Lenders for Borrower’s benefit.

“Final Payment Percentage” is six and three-quarters percent (6.75%).

“Liquidity Event” is any of the following: (a) a sale or other disposition by Borrower of all or substantially all of its assets; (b) a merger or consolidation of Borrower into or with another person or entity, where the holders of Borrower’s outstanding voting equity securities as of immediately prior to such merger or consolidation hold less than a majority of the issued and outstanding voting equity securities of the successor or surviving person or entity as of immediately following the consummation of such merger or consolidation; or (c) any sale, in a single transaction or series of related transactions, by the holders of Borrower’s outstanding voting equity securities, to one or more buyers, of such securities, where such holders do not, as of immediately following the consummation of such transaction(s), continue to hold at least a majority of Borrower’s issued and outstanding voting equity securities.

“Maturity Date” is July 1, 2020.

“Original Term Loans” is defined in Section 2.2(a)(i) hereof.

“Oxford New Loan” is defined in Section 2.2(a)(ii)(2) hereof.

“Payment Date” is the first (1st) calendar day of each calendar month, commencing on August 1, 2016.

“Required Lenders” means (i) for so long as all of the Persons that are Lenders on the Effective Date (each an “Original Lender”) have not assigned or transferred any of their interests in their Term Loan Commitment, Lenders holding one hundred percent (100%) of the aggregate outstanding principal balance of the Term Loan Commitment, or (ii) at any time from and after any Original Lender has assigned or transferred any interest in its Term Loan Commitment, Lenders holding at least sixty six percent (66%) of the aggregate outstanding principal balance of the Term Loan Commitment and, in respect of this clause (ii), (A) each Original Lender that has not assigned or transferred any portion of its Term Loan Commitment, (B) each assignee or transferee of an Original Lender’s interest in the Term Loan Commitment, but only to the extent that such assignee or transferee is an Affiliate or Approved Fund of such Original Lender, and (C) any Person providing financing to any Person described in clauses (A) and (B) above; provided, however, that this clause (C) shall only apply upon the occurrence of a default, event of default or similar occurrence with respect to such financing.

“Second Amendment Effective Date” is June 17, 2016.

“SVB New Loan” is defined in Section 2.2(a)(ii)(1) hereof.

2.21 Section 13.1 (Definitions). The following terms, their respective definitions and references thereto hereby are deleted in their entirety, from the Loan Agreement:

“Amendment Fee”, “Availability Amount”, “Borrowing Base”, “Eligible Accounts”, “Revolving Advance”, “Revolving Line”, “Revolving Line Commitment”, “Revolving Line Commitment Percentage” “Revolving Line Termination Fee”, “Transaction Report”

2.22 Schedule 1.1 of the Loan Agreement hereby is replaced in its entirety with Schedule 1.1 attached hereto.

2.23 Exhibit C of the Loan Agreement hereby is replaced in its entirety with Exhibit C attached hereto.

2.24 Exhibit D of the Loan Agreement hereby is replaced in its entirety with Exhibit D attached hereto.

2.25 Exhibit E of the Loan Agreement hereby is replaced in its entirety with Exhibit E attached hereto.

2.26 The original Secured Promissory Note dated as of December 30, 2014 and issued by Borrower in favor of SVB hereby is cancelled, null and void and of no further force and effect, and SVB shall return such original Secured Promissory Note to Borrower promptly after the Second Amendment Effective Date. The original Secured Promissory Notes dated as of December 30, 2014 and issued by Borrower in favor of Oxford hereby are amended and restated in the form attached as Exhibit E to the Loan Agreement, as amended by this Amendment, to reflect the outstanding principal balances and date as of the Second Amendment Effective Date, and such original Secured Promissory Notes that have been amended and restated are hereby cancelled, null and void and of no further force and effect, and Oxford shall return such original Secured Promissory Notes to Borrower promptly after the Second Amendment Effective Date.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Collateral Agent and Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any material law or regulation binding on or affecting Borrower, (b) any material contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower (in each case, except as already have been obtained and are in full force and effect); and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon (A) the due execution and delivery to Collateral Agent and Lenders of (i) this Amendment by each party hereto, (ii) the Disbursement Letter attached hereto, (iii) a Secured Promissory Note in favor of SVB and attached hereto, (iv) a Secured Promissory Note and Amended and Restated Secured Promissory Notes in favor of Oxford and each attached hereto, (v) a Loan Payment/Advance Request form, (vi) the Corporate Borrowing Certificate attached hereto and (B) Borrower’s payment of (i) the Second Amendment Final Payment, (ii) the Second Amendment Fee, (iii) the Revolving Line Commitment Fee (to the extent not already paid), and (iv) Borrower’s payment of all Lenders’ Expenses incurred through the date of this Amendment.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

ZOGENIX, INC.

By /s/Ann Rhoads
Name: Ann Rhoads
Title: Chief Financial Officer

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By /s/ Mark Davis
Name: Mark Davis
Title: Vice President - Finance, Secretary & Treasurer

LENDER:

SILICON VALLEY BANK

By /s/ Anthony Flores
Name: Anthony Flores
Title: Vice President

[Signature Page to Second Amendment to Loan and Security Agreement]

SCHEDULE 1.1

Lenders and Commitments

Term Loan

Lender	Term Loan Commitment	Term Loan Commitment Percentage
OXFORD FINANCE LLC	$4,166,666.67	20.83333335%
OXFORD FINANCE LLC	$4,166,666.67	20.83333335%
OXFORD FINANCE LLC	$1,666,666.66	8.3333333%
SILICON VALLEY BANK	$10,000,000.00	50.00%
TOTAL	$20,000,000.00	100.00%

DISBURSEMENT LETTER

June 17, 2016

The undersigned, being the duly elected (or appointed) and acting Chief Financial Officer of ZOGENIX, INC., a Delaware corporation with offices located at 12400 High Bluff Drive, Suite 650, San Diego, California 92130 (“Borrower”), does hereby certify to OXFORD FINANCE LLC (“Oxford” and “Lender”), as collateral agent (the “Collateral Agent”) in connection with that certain Loan and Security Agreement dated as of December 30, 2014, by and among Borrower, Collateral Agent and the Lenders from time to time party thereto (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of April 23, 2015 and that certain Second Amendment to Loan and Security Agreement dated as of June 17, 2016, the “Loan Agreement”; with other capitalized terms used below having the meanings ascribed thereto in the Loan Agreement) that:

1. The representations and warranties made by Borrower in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects as of the date hereof.

2. No event or condition has occurred that would constitute an Event of Default under the Loan Agreement or any other Loan Document.

3. Borrower is in compliance with the covenants and requirements contained in Sections 4, 6 and 7 of the Loan Agreement.

4. All conditions referred to in Section 3 of the Loan Agreement to the making of the Loan to be made on or about the date hereof have been satisfied or waived by Collateral Agent.

5. No Material Adverse Change has occurred.

6. The undersigned is a Responsible Officer.

[Balance of Page Intentionally Left Blank]

7. The proceeds of the Oxford New Loan and SVB New Loan shall be disbursed as follows:

Disbursement from Oxford:
Loan Amount	$1,666,666.66
Less:
—Second Amendment Fee	($12,500.00)
—Second Amendment Final Payment	($500,000.00)
—Revolving Line Commitment Fee	($32,000.00)
—Interim Interest	($27,222.22)
—Lender’s Legal Fees	($23,344.89 )*
Net Proceeds due from Oxford:	$1,071,599.55
Disbursement from SVB:
Loan Amount	$10,000,000.00
Less:
—Repayment of SVB Original Term Loan	($8,333,333.34)
—Second Amendment Fee	($12,500.00)
—Second Amendment Final Payment	($500,000.00)
—Revolving Line Commitment Fee	($32,000.00)
—Interim Interest	($27,222.22)
Net Proceeds due from SVB:	$1,094,944.44
TOTAL OXFORD NEW LOAN AND SVB NEW LOAN NET PROCEEDS FROM LENDERS	$2,166,543.99

8. The Oxford New Loan and SVB New Loan shall amortize in accordance with the Amortization Table attached hereto.

9. The Original Term Loans of Oxford shall amortize as of the Second Amendment Effective Date in accordance with the Amortization Table attached hereto.

10. The aggregate net proceeds of the Oxford New Loan and SVB New Loan shall be transferred to the Designated Deposit Account as follows:

Account Name:	ZOGENIX, INC.
Bank Name:	Silicon Valley Bank
Bank Address:	3003 Tasman DriveSanta Clara, California 95054
Account Number:	##########
ABA Number:	121140399

[Balance of Page Intentionally Left Blank]

*	Legal fees and costs are through the Second Amendment Effective Date. Post-closing legal fees and costs, payable after the Second Amendment Effective Date, to be invoiced and paid post-closing.

Dated as of the date first set forth above.

BORROWER:

ZOGENIX, INC.

By
Name:
Title:

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By
Name:
Title:

LENDER:
SILICON VALLEY BANK

By
Name:
Title:

[Signature Page to Disbursement Letter]

AMORTIZATION TABLE

(Oxford New Loan and SVB New Loan)

[see attached]

AMORTIZATION TABLE

(Oxford Original Term Loans)

[see attached]

EXHIBIT C

Compliance Certificate

TO:	OXFORD FINANCE LLC, as Collateral Agent and Lender SILICON VALLEY BANK, as Lender

FROM:	ZOGENIX, INC.

The undersigned authorized officer (“Officer”) of ZOGENIX, INC. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement by and among Borrower, Collateral Agent, and the Lenders from time to time party thereto (as amended, the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),

(a) Borrower is in complete compliance for the period ending                          with all required covenants except as noted below;

(b) There are no Events of Default, except as noted below;

(c) Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date and for the period described in (a), above; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.

(d) Borrower, and each of Borrower’s Subsidiaries, has timely filed all required tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and local taxes (including any assessments, deposits and contributions with respect to the foregoing) owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Loan Agreement;

(e) No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders.

Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year-end audit adjustments as to the interim financial statements.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement	Actual	Complies

1)	Financial statements	Monthly within 30 days		Yes	No	N/A

2)	Annual (CPA Audited) statements	Within 180 days after FYE		Yes	No	N/A

3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (within 30 days of FYE), and when revised		Yes	No	N/A

4)	8-K, 10-K and 10-Q Filings	If applicable, within 5 days of filing		Yes	No	N/A
5)	Compliance Certificate	Monthly within 30 days		Yes	No	N/A
6)	IP Report	When required		Yes	No	N/A
7)	Total amount of Borrower’s cash and cash equivalents at the last day of the measurement period		$	Yes	No	N/A
8)	Total amount of Borrower’s Subsidiaries’ cash and cash equivalents at the last day of the measurement period (together with a summary by Subsidiary – attach separate sheet if additional space needed)		$	Yes	No	N/A
9)	Total amount of Borrower’s Investment in each Subsidiary at the last day of the measurement period (attach separate sheet if additional space needed)		$	Yes	No	N/A

Deposit and Securities Accounts

(Please list all accounts; attach separate sheet if additional space needed)

Institution Name	Account Number	New Account?		Account Control Agreement in place?
1)		Yes	No	Yes	No
2)		Yes	No	Yes	No
3)		Yes	No	Yes	No
4)		Yes	No	Yes	No

Other Matters

1)	Have there been any changes in management since the last Compliance Certificate?	Yes	No

2)	Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement?	Yes	No

3)	Have there been any new or pending claims or causes of action against Borrower that involve more than Five Hundred Thousand Dollars ($500,000.00)?	Yes	No

4)	Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries as required to be reported under the Loan Agreement and not reported? If yes, provide copies of any such amendments or changes with this Compliance Certificate.	Yes	No

5)	Are you aware of any material alterations to any insurance policy maintained by Borrower pursuant to Section 6.5? If yes, please describe and provide copies of any amendments.	Yes	No

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

ZOGENIX, INC.

By
Name:
Title:

Date:

LENDER USE ONLY

Received by:	Date:

Verified by:	Date:

Compliance Status: Yes No

EXHIBIT D

Form of Secured Promissory Note

[see attached]

THIS NOTE WAS ISSUED WITH “ORIGINAL ISSUE DISCOUNT” WITHIN THE MEANING OF SECTION 1272, ET SEQ. OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. UPON WRITTEN REQUEST, THE BORROWER WILL PROVIDE TO ANY HOLDER OF THE NOTE (1) THE ISSUE PRICE AND DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE ORIGINAL YIELD TO MATURITY OF THE NOTE. SUCH REQUEST SHOULD BE SENT TO THE BORROWER AT 12400 HIGH BLUFF DRIVE, SUITE 650, SAN DIEGO, CA 92130.

SECURED PROMISSORY NOTE

(Oxford New Loan)

$1,666,666.66	Dated: June 17, 2016

FOR VALUE RECEIVED, the undersigned, ZOGENIX, INC., a Delaware corporation with offices located at 12400 High Bluff Drive, Suite 650, San Diego, California 92130 (“Borrower”) HEREBY PROMISES TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of ONE MILLION SIX HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED SIXTY-SIX AND 66/100 DOLLARS ($1,666,666.66) or such lesser amount as shall equal the outstanding principal balance of the Term Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term Loan, at the rates and in accordance with the terms of the Loan and Security Agreement by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto and dated as of December 30, 2014 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of April 23, 2015 and that certain Second Amendment to Loan and Security Agreement dated as of June 17, 2016, the “Loan Agreement). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Term Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”). The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2(c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term Loan, interest on the Term Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

ZOGENIX, INC.

By
Name:
Title:

Oxford Finance LLC

Secured Promissory Note

New Loan

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

THIS NOTE WAS ISSUED WITH “ORIGINAL ISSUE DISCOUNT” WITHIN THE MEANING OF SECTION 1272, ET SEQ. OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. UPON WRITTEN REQUEST, THE BORROWER WILL PROVIDE TO ANY HOLDER OF THE NOTE (1) THE ISSUE PRICE AND DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE ORIGINAL YIELD TO MATURITY OF THE NOTE. SUCH REQUEST SHOULD BE SENT TO THE BORROWER AT 12400 HIGH BLUFF DRIVE, SUITE 650, SAN DIEGO, CA 92130.

SECURED PROMISSORY NOTE

(Term Loan)

$10,000,000.00	Dated: June 17, 2016

FOR VALUE RECEIVED, the undersigned, ZOGENIX, INC., a Delaware corporation with offices located at 12400 High Bluff Drive, Suite 650, San Diego, California 92130 (“Borrower”) HEREBY PROMISES TO PAY to the order of SILICON VALLEY BANK (“Lender”) the principal amount of TEN MILLION DOLLARS ($10,000,000.00) or such lesser amount as shall equal the outstanding principal balance of the Term Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term Loan, at the rates and in accordance with the terms of the Loan and Security Agreement by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto and dated as of December 30, 2014 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of April 23, 2015 and that certain Second Amendment to Loan and Security Agreement dated as of June 17, 2016, the “Loan Agreement). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Term Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”). The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2(c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term Loan, interest on the Term Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

ZOGENIX, INC.

By
Name:
Title:

Silicon Valley Bank

Secured Promissory Note

New Loan

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

EXHIBIT E

Form of Amended and Restated Secured Promissory Note

[see attached]

THIS NOTE WAS ISSUED WITH “ORIGINAL ISSUE DISCOUNT” WITHIN THE MEANING OF SECTION 1272, ET SEQ. OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. UPON WRITTEN REQUEST, THE BORROWER WILL PROVIDE TO ANY HOLDER OF THE NOTE (1) THE ISSUE PRICE AND DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE ORIGINAL YIELD TO MATURITY OF THE NOTE. SUCH REQUEST SHOULD BE SENT TO THE BORROWER AT 12400 HIGH BLUFF DRIVE, SUITE 650, SAN DIEGO, CA 92130.

AMENDED AND RESTATED SECURED PROMISSORY NOTE

(Original Term Loan – original face amount of $5,000,000.00)

$4,166,666.67	Dated: June 17, 2016

FOR VALUE RECEIVED, the undersigned, ZOGENIX, INC., a Delaware corporation with offices located at 12400 High Bluff Drive, Suite 650, San Diego, California 92130 (“Borrower”) HEREBY PROMISES TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of FOUR MILLION ONE HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED SIXTY SIX AND 67/100 DOLLARS ($4,166,666.67) or such lesser amount as shall equal the outstanding principal balance of the Oxford Original Term Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Oxford Original Term Loan, at the rates and in accordance with the terms of the Loan and Security Agreement by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto and dated as of December 30, 2014 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of April 23, 2015 and that certain Second Amendment to Loan and Security Agreement dated as of June 17, 2016, the “Loan Agreement). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Oxford Original Term Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Amended and Restated Secured Promissory Note (this “Note”). The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note. The Note amends and restated in its entirety that certain Secured Promissory Note in the principal amount of Five Million Dollars ($5,000,000.00) issued on December 30, 2014.

The Loan Agreement, among other things, (a) governs the Oxford Original Term Loan made by Lender to Borrower on December 30, 2014, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2(c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Oxford Original Term Loan, interest on the Oxford Original Term Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

ZOGENIX, INC.

By
Name:
Title:

Oxford Finance LLC

Amended and Restated Secured Promissory Note 1

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

Oxford Finance LLC

Amended and Restated Secured Promissory Note 1

THIS NOTE WAS ISSUED WITH “ORIGINAL ISSUE DISCOUNT” WITHIN THE MEANING OF SECTION 1272, ET SEQ. OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. UPON WRITTEN REQUEST, THE BORROWER WILL PROVIDE TO ANY HOLDER OF THE NOTE (1) THE ISSUE PRICE AND DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE ORIGINAL YIELD TO MATURITY OF THE NOTE. SUCH REQUEST SHOULD BE SENT TO THE BORROWER AT 12400 HIGH BLUFF DRIVE, SUITE 650, SAN DIEGO, CA 92130.

AMENDED AND RESTATED SECURED PROMISSORY NOTE

(Original Term Loan – original face amount of $5,000,000.00)

$4,166,666.67	Dated: June 17, 2016

FOR VALUE RECEIVED, the undersigned, ZOGENIX, INC., a Delaware corporation with offices located at 12400 High Bluff Drive, Suite 650, San Diego, California 92130 (“Borrower”) HEREBY PROMISES TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of FOUR MILLION ONE HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED SIXTY SIX AND 67/100 DOLLARS ($4,166,666.67) or such lesser amount as shall equal the outstanding principal balance of the Oxford Original Term Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Oxford Original Term Loan, at the rates and in accordance with the terms of the Loan and Security Agreement by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto and dated as of December 30, 2014 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of April 23, 2015 and that certain Second Amendment to Loan and Security Agreement dated as of June 17, 2016, the “Loan Agreement). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Oxford Original Term Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Amended and Restated Secured Promissory Note (this “Note”). The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note. The Note amends and restated in its entirety that certain Secured Promissory Note in the principal amount of Five Million Dollars ($5,000,000.00) issued on December 30, 2014.

The Loan Agreement, among other things, (a) governs the Oxford Original Term Loan made by Lender to Borrower on December 30, 2014, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2(c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Oxford Original Term Loan, interest on the Oxford Original Term Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

ZOGENIX, INC.

By
Name:
Title:

Oxford Finance LLC

Amended and Restated Secured Promissory Note 2

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

Oxford Finance LLC

Amended and Restated Secured Promissory Note 2

CORPORATE BORROWING CERTIFICATE

BORROWER:	ZOGENIX, INC.	DATE: June 17, 2016
LENDER:	OXFORD FINANCE LLC, as Collateral Agent and Lender

I hereby certify as follows, solely in my capacity as an officer of Borrower and not in any individual capacity, as of the date set forth above:

1. I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.

2. Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of Delaware.

3. Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws. Neither such Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.

4. The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and the Lenders may rely on them until each Lender receives written notice of revocation from Borrower.

[Balance of Page Intentionally Left Blank]

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
☐
☐
☐
☐

RESOLVED FURTHER, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

RESOLVED FURTHER, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from the Lenders.

Execute Loan Documents. Execute any loan documents any Lender requires.

Grant Security. Grant Collateral Agent a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Issue Warrants. Issue warrants for Borrower’s capital stock.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions.

RESOLVED FURTHER, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

[Balance of Page Intentionally Left Blank]

5. The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the                                          of Borrower, hereby certify as to paragraphs 1 through 5 above, solely in my capacity as an officer of Borrower and not in any individual capacity, as of the date set forth above.

By:
Name:
Title: